Assets held for sale	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Assets held for sale
Assets held for sale

On December 2, 2015, we signed an amendment with Jurong Shipyard (“Jurong”) for the deferral of the delivery of the semi-submersible drilling unit, the West Rigel (the “Unit”). The deferral period originally lasted until June 2, 2016, but was then subsequently extended to July 6, 2018.

Following completion of the deferral period, we and Jurong agreed to form a Joint Asset Holding Company for joint ownership of the Unit, 23% to be owned by us and 77% by Jurong, in the event no employment was secured for the Unit and no alternative transaction is completed. Until the end of the deferral period, we would continue to market the unit for an acceptable drilling contract, and the Unit was to remain at the Jurong Shipyard in Singapore. We and Jurong also considered other commercial opportunities for the Unit during this period. On December 26, 2017, Jurong announced that a sale agreement, subject to conditions has been signed for West Rigel. As the agreement is pursuant to conditions being met, we will continue to hold the asset within "Non-current assets held for sale".

On April 5, 2018, we entered into a settlement and release agreement, subject to Bankruptcy Court approval, with Jurong in respect of the West Rigel whereby we agreed that the share of sale proceeds from the sale of the West Rigel by Jurong would be $126 million. We consider that this agreement provides additional evidence for the value of the asset held for sale at December 31, 2017, and have therefore reflected the agreed share of proceeds in the sales value of the asset held for sale at the balance sheet date, recognizing a $2 million loss on disposal.

(In US$ millions)	As at December 31, 2017	As at December 31, 2016
Opening balance at the beginning of the period	128	128
West Rigel newbuild investment, classified as held for sale	—	—
Loss on disposal	(2)	—
Non-current assets held for sale	126	128